Exhibit 99.1

Prudential Financial, Inc. (PRU)

As Adjusted for the Adoption of Long-Duration Targeted Improvements

Quarterly Financial Supplement

Fourth Quarter 2022

Reference is made to Prudential Financial, Inc.'s (PFI) filings with the Securities and Exchange Commission for general information, and consolidated financial information. All financial information in this document is unaudited.

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Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

Effective January 1, 2023, Prudential Financial, Inc. (the “Company”) adopted Accounting Standards Update 2018-12, Financial Services—Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts ("ASU 2018-12" or "LDTI"), which provides new authoritative guidance impacting the accounting and disclosure requirements for long-duration insurance and investment contracts issued by the Company. The Company adopted this guidance using the modified retrospective transition method, where permitted, for changes to the liability for future policy benefits and deferred policy acquisition costs and related balances, and the retrospective transition method, as required, for market risk benefits. The Company applied this guidance as of the transition date of January 1, 2021, and retrospectively adjusted prior period amounts for years 2021 and 2022 to reflect the new guidance.

The impacts to the 2021 and 2022 data reflected in this Quarterly Financial Supplement are being voluntarily provided and are for comparative purposes only. Updates to the original Quarterly Financial Supplement furnished as part of the Company’s fourth quarter 2022 earnings materials are highlighted in yellow herein.

This revised Quarterly Financial Supplement for fourth quarter 2022 also reflects two segment reporting changes made by the Company effective January 1, 2023, which do not impact its consolidated financial statements in any of the periods presented:

• Assurance IQ no longer represents a separately reportable segment and is now included within the Company’s Corporate and Other operations.

• Prudential Advisors, the Company’s proprietary nationwide distribution business which was previously included in the Company’s Individual Life segment is now included within the Company’s Corporate and Other operations.

The historical results presented herein have been updated to reflect this new presentation.

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Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

FINANCIAL METRICS SUMMARY
(in millions, except per share and return on equity data)

	2022				Year-to-date
	1Q	2Q	3Q	4Q	2021	2022	% change

Earnings
Adjusted operating income (loss) before income taxes:
PGIM	188	206	219	230	1,643	843	-49%
U.S. Businesses	813	573	615	710	3,667	2,711	-26%
International Businesses	951	692	748	814	3,732	3,205	-14%
Corporate and Other	(416)	(321)	(415)	(525)	(1,810)	(1,677)	7%
Total adjusted operating income before income taxes	1,536	1,150	1,167	1,229	7,232	5,082	-30%
Income taxes, applicable to adjusted operating income	345	255	271	297	1,529	1,168	-24%
After-tax adjusted operating income	1,191	895	896	932	5,703	3,914	-31%
Income (loss) attributable to Prudential Financial, Inc.	(493)	(1,010)	(92)	(52)	8,868	(1,647)	-119%
Return on Equity
Operating Return on Average Equity (based on adjusted operating income) (1)	12.0%	9.4%	9.8%	10.5%	15.1%	10.4%
Return on Average Equity (based on net income (loss))	-6.7%	-13.3%	-1.2%	-0.7%	34.1%	-5.4%
Distributions to Shareholders
Dividends paid	462	457	454	449	1,821	1,822	—%
Share repurchases	375	375	375	375	2,500	1,500	-40%
Total capital returned	837	832	829	824	4,321	3,322	-23%
Per Share Data
Net income (loss) (diluted) (2)	(1.33)	(2.71)	(0.26)	(0.16)	22.40	(4.49)	-120%
Adjusted Operating Income (diluted)	3.10	2.34	2.37	2.49	14.40	10.31	-28%
Shareholder dividends	1.20	1.20	1.20	1.20	4.60	4.80	4%
Book value	76.77	82.92	82.83	82.48	77.12	82.48	7%
Book value excluding AOCI and FX (3)	102.09	97.91	96.41	94.69	104.89	94.69	-10%
Shares Outstanding
Weighted average number of common shares (basic)	376.1	374.4	371.0	367.6	387.2	372.3	-4%
Weighted average number of common shares (diluted)	379.1	377.1	373.1	369.4	390.1	374.7	-4%
End of period common shares (basic)	375.7	372.6	369.1	366.0	376.3	366.0	-3%
End of period common shares (diluted)	381.5	377.9	373.8	370.9	383.7	370.9	-3%

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(1) Operating Return on Average Equity (based on adjusted operating income) is a non-GAAP measure and represents adjusted operating income after-tax, annualized for interim periods, divided by average Prudential Financial, Inc. equity excluding accumulated other comprehensive income and adjusted to remove amounts included for foreign currency exchange rate remeasurement as described on page 3.
(2) For the three months ended December 31, 2022, September 30, 2022, June 30, 2022 and March 31, 2022 and for the year ended December 31, 2022 weighted average shares for basic earnings per share is used for calculating diluted earnings per share because dilutive shares and dilutive earnings per share are not applicable when a net loss is reported. As a result of the net loss attributable to Prudential Financial available to holders of Common Stock for the three months ended December 31, 2022, September 30, 2022, June 30, 2022 and March 31, 2022, and for the year ended December 31, 2022 all potential stock options and compensation programs were considered antidilutive.
(3) AOCI represents accumulated other comprehensive income and FX represents the remeasurement of foreign currency. See page 3 for further details.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2022					Year-to-date
	1Q	2Q	3Q	4Q		2021	2022

Earnings per share of Common Stock (diluted):
After-tax adjusted operating income	3.10	2.34	2.37	2.49		14.40	10.31
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments	(4.54)	(6.47)	(3.33)	(2.50)		0.67	(16.88)
Change in value of market risk benefits, net of related hedging gains (losses)	(0.80)	(1.88)	(0.16)	1.70	1.70	9.13	(1.18)
Market experience updates	0.32	0.98	0.34	0.07		0.05	1.71
Divested and Run-off Businesses:
Closed Block division	0.07	0.04	(0.06)	(0.11)		0.41	(0.05)
Other Divested and Run-off Businesses	(0.71)	1.32	(0.14)	(0.08)		1.97	0.39
Difference in earnings allocated to participating unvested share-based payment awards	0.03	0.01	0.02	0.02		(0.12)	0.07
Other adjustments (1)	(0.04)	—	(0.03)	(2.47)		(2.85)	(2.51)
Total reconciling items, before income taxes	(5.67)	(6.00)	(3.36)	(3.37)		9.26	(18.45)
Income taxes, not applicable to adjusted operating income	(1.24)	(0.95)	(0.73)	(0.72)		1.26	(3.65)
Total reconciling items, after income taxes	(4.43)	(5.05)	(2.63)	(2.65)		8.00	(14.80)
Net income (loss) attributable to Prudential Financial, Inc.	(1.33)	(2.71)	(0.26)	(0.16)		22.40	(4.49)
Weighted average number of outstanding common shares (basic)	376.1	374.4	371.0	367.6		387.2	372.3
Weighted average number of outstanding common shares (diluted)	379.1	377.1	373.1	369.4		390.1	374.7
For earnings per share of Common Stock calculation:
Net income (loss) attributable to Prudential Financial, Inc.	(493)	(1,010)	(92)	(52)		8,868	(1,647)
Less: Earnings allocated to participating unvested share-based payment awards	7	6	6	6		131	25
Net income (loss) attributable to Prudential Financial, Inc. for earnings per share of Common Stock calculation	(500)	(1,016)	(98)	(58)		8,737	(1,672)
After-tax adjusted operating income	1,191	895	896	932		5,703	3,914
Less: Earnings allocated to participating unvested share-based payment awards	17	11	12	12		85	52
After-tax adjusted operating income for earnings per share of Common Stock calculation	1,174	884	884	920		5,618	3,862

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(1) Represents adjustments not included in the above reconciling items, including goodwill impairments that resulted in charges in the fourth quarter of December 31, 2022 and years ended December 31, 2022 and 2021 related to Assurance IQ. Also includes certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of the associated contingent consideration.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

OTHER FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2021	2022
	4Q	1Q	2Q	3Q	4Q

Capitalization Data (1):
Senior Debt:
Short-term Debt	722	544	558	767	775
Long-term Debt	11,003	11,082	11,008	10,810	10,814
Junior Subordinated Long-term Debt	7,619	8,607	8,604	9,088	9,094
Prudential Financial, Inc. Equity:
Including accumulated other comprehensive income	29,590	29,289	31,334	30,962	30,593
Excluding accumulated other comprehensive income (2)	39,083	37,842	36,037	35,192	34,399
Amount included above for remeasurement of foreign currency (3)	(1,164)	(1,107)	(962)	(847)	(723)
Excluding accumulated other comprehensive income and adjusted to remove amount
included for remeasurement of foreign currency (3)	40,247	38,949	36,999	36,039	35,122
Book Value per Share of Common Stock:
Including accumulated other comprehensive income	77.12	76.77	82.92	82.83	82.48
Excluding accumulated other comprehensive income (2)	101.86	99.19	95.36	94.15	92.74
Amount included above for remeasurement of foreign currency (3)	(3.03)	(2.90)	(2.55)	(2.26)	(1.95)
Excluding accumulated other comprehensive income and adjusted to remove amount
included for remeasurement of foreign currency (3)	104.89	102.09	97.91	96.41	94.69
End of period number of common shares (diluted)	383.7	381.5	377.9	373.8	370.9
Common Stock Price Range (based on closing price):
High	114.00	121.38	121.06	105.49	110.21
Low	100.05	102.05	91.33	85.78	89.19
Close	108.24	118.17	95.68	85.78	99.46
Common Stock market capitalization (1)	40,731	44,396	35,650	31,661	36,402

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(1) As of end of period.
(2) Foreign currency translation adjustments and the cumulative impact of foreign currency exchange rate remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.
(3) Includes the cumulative impact of net gains and losses resulting from foreign currency exchange rate remeasurement and associated realized investment gains and losses included in net income (loss) and currency translation adjustments corresponding to realized investment gains and losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

OPERATIONS HIGHLIGHTS

	2021	2022
	4Q	1Q	2Q	3Q	4Q

Assets Under Management and Administration (in billions) (1)(2):
PGIM:
Institutional customers	629.4	593.7	560.7	536.3	549.2
Retail customers	401.4	364.7	314.3	298.1	299.6
General account	493.0	456.2	382.4	371.8	379.6
Total PGIM	1,523.8	1,414.6	1,257.4	1,206.2	1,228.4
U.S. Businesses	163.1	151.9	132.2	123.4	126.7
International Businesses	12.8	13.8	13.6	13.8	16.1
Corporate and Other	42.6	39.8	6.4	6.1	6.1
Total assets under management	1,742.3	1,620.1	1,409.6	1,349.5	1,377.3
Assets under administration	382.5	370.7	145.9	139.4	157.4
Total assets under management and administration	2,124.8	1,990.8	1,555.5	1,488.9	1,534.7
Distribution Representatives (1):
Prudential Advisors	2,846	2,835	2,817	2,774	2,616
International Life Planners	6,024	6,056	5,924	5,972	5,924
Gibraltar Life Consultants	7,100	7,022	6,910	6,861	6,821
Prudential Advisor Productivity (in thousands)	106	76	83	78	108

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(1) As of end of period.
(2) At fair market value.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

COMBINED STATEMENTS OF OPERATIONS
(in millions)

	2022				Year-to-date
	1Q	2Q	3Q	4Q	2021	2022	% change

Revenues (1):
Premiums	7,149	5,995	15,322	5,904	31,493	34,370	9%
Policy charges and fee income	1,223	869	1,083	1,100	5,194	4,275	-18%
Net investment income	3,413	3,241	3,047	3,483	14,160	13,184	-7%
Asset management fees, commissions and other income	1,517	2,852	1,628	1,719	7,385	7,716	4%
Total revenues	13,302	12,957	21,080	12,206	58,232	59,545	2%
Benefits and expenses (1):
Insurance and annuity benefits	7,963	7,135	15,925	6,614	34,561	37,637	9%
Change in estimates of liability for future policy benefits	(67)	909	59	50	14	951	6693%
Interest credited to policyholders' account balances	645	654	628	735	2,646	2,662	1%
Interest expense	364	401	407	417	1,474	1,589	8%
Deferral of acquisition costs	(572)	(513)	(531)	(539)	(2,523)	(2,155)	15%
Amortization of acquisition costs	353	345	355	328	1,420	1,381	-3%
General and administrative expenses	3,080	2,876	3,070	3,372	13,408	12,398	-8%
Total benefits and expenses	11,766	11,807	19,913	10,977	51,000	54,463	7%
Adjusted operating income before income taxes	1,536	1,150	1,167	1,229	7,232	5,082	-30%
Income taxes, applicable to adjusted operating income	345	255	271	297	1,529	1,168	-24%
After-tax adjusted operating income	1,191	895	896	932	5,703	3,914	-31%
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments	(1,721)	(2,438)	(1,243)	(924)	260	(6,326)	-2533%
Change in value of market risk benefits, net of related hedging gains (losses)	(304)	(710)	(58)	629	3,562	(443)	-112%
Market experience updates	121	371	125	25	20	642	3110%
Divested and Run-off Businesses:
Closed Block division	27	16	(21)	(40)	158	(18)	-111%
Other Divested and Run-off Businesses	(271)	499	(53)	(29)	769	146	-81%
Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(29)	44	(33)	(18)	(54)	(36)	33%
Other adjustments (2)	(17)	—	(10)	(912)	(1,112)	(939)	16%
Total reconciling items, before income taxes	(2,194)	(2,218)	(1,293)	(1,269)	3,603	(6,974)	-294%
Income taxes, not applicable to adjusted operating income	(489)	(374)	(282)	(302)	466	(1,447)	-411%
Total reconciling items, after income taxes	(1,705)	(1,844)	(1,011)	(967)	3,137	(5,527)	-276%
Income (loss) before income taxes and equity in earnings of operating joint ventures	(658)	(1,068)	(126)	(40)	10,835	(1,892)	-117%
Income tax expense (benefit)	(144)	(119)	(11)	(5)	1,995	(279)	-114%
Income (loss) before equity in earnings of operating joint ventures	(514)	(949)	(115)	(35)	8,840	(1,613)	-118%
Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	21	(61)	23	(17)	28	(34)	-221%
Income (loss) attributable to Prudential Financial, Inc.	(493)	(1,010)	(92)	(52)	8,868	(1,647)	-119%
Earnings attributable to noncontrolling interests	(13)	(7)	(16)	8	70	(28)	-140%
Net income (loss)	(506)	(1,017)	(108)	(44)	8,938	(1,675)	-119%
Less: Income (loss) attributable to noncontrolling interests	(13)	(7)	(16)	8	70	(28)	-140%
Net income (loss) attributable to Prudential Financial, Inc.	(493)	(1,010)	(92)	(52)	8,868	(1,647)	-119%
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(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, change in value of market risk benefits, net of related hedging gains (losses), revenues of Divested and Run-off Businesses, and changes in the fair value of contingent consideration associated with the Assurance IQ acquisition, and include revenues representing equity in earnings of operating joint ventures other than those classified as Divested and Run-off Businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, benefits and expenses of Divested and Run-off Businesses, and certain components of acquisitions, including the Assurance IQ acquisition which are recognized as compensation expense over the requisite service periods and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates. See pages 36, 37, 38 and 39 for reconciliation.

(2) Represents adjustments not included in the above reconciling items, including goodwill impairments related to Assurance IQ that resulted in charges of $903 million pre-tax and $713 million after-tax in the fourth quarter and year ended December 31, 2022, and $1,060 million pre-tax and $837 million after-tax in the year ended December 31, 2021. Also includes certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of the associated contingent consideration.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

CONSOLIDATED BALANCE SHEETS
(in millions)
	12/31/2021	03/31/2022	06/30/2022	09/30/2022	12/31/2022

Assets:
Investments:
Fixed maturities, available-for-sale, at fair value
(net of allowance for credit losses $114; $192; $109; $151; $138) (amortized cost $333,459; $332,640; $319,003; $325,957; $335,447)	372,410	344,957	306,655	295,841	307,719
Fixed maturities, held-to-maturity, at amortized cost, net of allowance for credit losses
(net of allowance for credit losses $5; $4; $3; $2; $2) (fair value $1,803; $1,679; $1,475; $1,371; $1,455)	1,514	1,432	1,280	1,199	1,296
Fixed maturities, trading, at fair value
(amortized cost $8,741; $8,262; $7,354; $7,268; $7,303)	8,823	7,724	6,272	5,690	5,951
Assets supporting experience-rated contractholder liabilities, at fair value	3,358	3,184	2,785	2,580	2,844
Equity securities, at fair value
(cost $5,815; $4,872; $4,502; $5,378; $5,306)	8,574	7,397	6,402	6,882	7,150
Commercial mortgage and other loans
(net of allowance for credit losses $119; $121; $196; $218; $203)	58,666	59,304	56,840	56,896	56,745
Policy loans	10,386	10,207	10,024	9,920	10,046
Other invested assets
(net of allowance for credit losses $2; $2; $1; $1; $1)	21,833	21,540	21,310	21,050	21,099
Short-term investments
(net of allowance for credit losses $0; $0; $0; $5; $6)	6,635	4,592	6,828	5,181	4,591
Total investments	492,199	460,337	418,396	405,239	417,441
Cash and cash equivalents	12,888	14,086	14,359	20,104	17,251
Accrued investment income	2,855	2,838	2,798	2,888	3,012
Deferred policy acquisition costs	19,763	19,868	20,092	20,038	20,546
Value of business acquired	778	723	590	560	621
Market risk benefits asset	944	920	869	806	800
Income tax assets	670	135	—	—	—
Other assets
(net of allowance for credit losses $19; $20; $21; $21; $26) (1)	165,222	152,932	36,158	32,912	31,679
Separate account assets	246,145	229,621	205,613	194,525	197,679
Total assets	941,464	881,460	698,875	677,072	689,029
Liabilities:
Future policy benefits	324,942	297,793	266,090	255,135	261,773
Policyholders' account balances	123,042	122,690	130,408	131,533	135,624
Market risk benefits liability	10,175	8,079	7,293	6,488	5,864
Securities sold under agreements to repurchase	10,185	9,085	8,006	8,223	6,589
Cash collateral for loaned securities	4,251	4,771	5,741	5,865	6,100
Income tax liabilities	—	—	70	403	277
Senior short-term debt	722	544	558	767	775
Senior long-term debt	11,003	11,082	11,008	10,810	10,814
Junior subordinated long-term debt	7,619	8,607	8,604	9,088	9,094
Other liabilities
(net of allowance for credit losses $21; $19; $18; $17; $18) (1)	172,784	158,939	23,235	22,386	22,518
Notes issued by consolidated variable interest entities	274	260	232	218	374
Separate account liabilities	246,145	229,621	205,613	194,525	197,679
Total liabilities	911,142	851,471	666,858	645,441	657,481
Equity:
Accumulated other comprehensive loss	(9,493)	(8,553)	(4,703)	(4,230)	(3,806)
Other equity	39,083	37,842	36,037	35,192	34,399
Total Prudential Financial, Inc. equity	29,590	29,289	31,334	30,962	30,593
Noncontrolling interests	732	700	683	669	955
Total equity	30,322	29,989	32,017	31,631	31,548
Total liabilities and equity	941,464	881,460	698,875	677,072	689,029
__________
(1) December 31, 2021 and March 31, 2022 balances include the carrying amounts of Assets and Liabilities "held-for-sale" related to the April 2022 dispositions of the Full Service Retirement Business and a portion of Individual Retirement Strategies' Traditional Variable Annuity Block of Business.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

COMBINING BALANCE SHEETS
(in millions)
	As of December 31, 2022

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Businesses	International Businesses	Corporate and Other
Assets:
Total investments	417,441	48,858	368,583	3,811	179,299	165,831	19,642
Deferred policy acquisition costs	20,546	181	20,365	—	11,809	8,941	(385)
Other assets	53,363	1,895	51,468	4,498	27,009	12,019	7,942
Separate account assets	197,679	—	197,679	40,055	161,267	—	(3,643)
Total assets	689,029	50,934	638,095	48,364	379,384	186,791	23,556
Liabilities:
Future policy benefits	261,773	44,414	217,359	—	99,948	109,018	8,393
Policyholders' account balances	135,624	4,606	131,018	—	75,928	46,903	8,187
Debt	20,683	—	20,683	1,726	7,850	84	11,023
Other liabilities	41,722	3,479	38,243	2,813	20,238	11,497	3,695
Separate account liabilities	197,679	—	197,679	40,055	161,267	—	(3,643)
Total liabilities	657,481	52,499	604,982	44,594	365,231	167,502	27,655
Equity:
Accumulated other comprehensive income (loss)	(3,806)	(214)	(3,592)	(145)	(3,034)	1,590	(2,003)
Other equity	34,399	(1,363)	35,762	2,613	17,103	17,668	(1,622)
Total Prudential Financial, Inc. equity	30,593	(1,577)	32,170	2,468	14,069	19,258	(3,625)
Noncontrolling interests	955	12	943	1,302	84	31	(474)
Total equity	31,548	(1,565)	33,113	3,770	14,153	19,289	(4,099)
Total liabilities and equity	689,029	50,934	638,095	48,364	379,384	186,791	23,556

	As of December 31, 2021

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Businesses	International Businesses	Corporate and Other
Assets:
Total investments	492,199	58,800	433,399	4,808	191,754	204,475	32,362
Deferred policy acquisition costs	19,763	196	19,567	—	11,127	8,821	(381)
Other assets (1)	183,357	991	182,366	4,828	69,701	10,697	97,140
Separate account assets	246,145	—	246,145	42,019	207,229	—	(3,103)
Total assets	941,464	59,987	881,477	51,655	479,811	223,993	126,018
Liabilities:
Future policy benefits	324,942	45,586	279,356	—	110,737	155,714	12,905
Policyholders' account balances	123,042	4,737	118,305	—	60,372	49,528	8,405
Debt	19,344	—	19,344	1,698	8,113	166	9,367
Other liabilities (1)	197,669	11,090	186,579	4,192	73,571	9,310	99,506
Separate account liabilities	246,145	—	246,145	42,019	207,229	—	(3,103)
Total liabilities	911,142	61,413	849,729	47,909	460,022	214,718	127,080
Equity:
Accumulated other comprehensive income (loss)	(9,493)	(46)	(9,447)	(48)	1,425	(7,782)	(3,042)
Other equity	39,083	(1,392)	40,475	2,721	18,272	17,020	2,462
Total Prudential Financial, Inc. equity	29,590	(1,438)	31,028	2,673	19,697	9,238	(580)
Noncontrolling interests	732	12	720	1,073	92	37	(482)
Total equity	30,322	(1,426)	31,748	3,746	19,789	9,275	(1,062)
Total liabilities and equity	941,464	59,987	881,477	51,655	479,811	223,993	126,018

______________
(1) Balances include the carrying amounts of Assets and Liabilities "held-for-sale" related to the April 2022 dispositions of the Full Service Retirement Business and a portion of Individual Retirement Strategies' Traditional Variable Annuity Block of Business.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

SHORT-TERM AND LONG-TERM DEBT - UNAFFILIATED
(in millions)

	As of December 31, 2022				As of December 31, 2021
	Senior Debt				Senior Debt
	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt

Borrowings by use of proceeds:
Capital Debt	100	4,877	9,094	14,071	98	4,975	7,619	12,692
Operating Debt	511	5,583	—	6,094	420	5,650	—	6,070
Limited recourse and non-recourse borrowing	164	354	—	518	204	378	—	582
Total Debt	775	10,814	9,094	20,683	722	11,003	7,619	19,344

	As of December 31, 2022				As of December 31, 2021
		The Prudential				The Prudential
	Prudential	Insurance Company	Other		Prudential	Insurance Company	Other
	Financial, Inc.	of America (1)(2)	Affiliates	Total Debt	Financial, Inc.	of America (1)(2)	Affiliates	Total Debt

Borrowings by sources:
Capital Debt	13,579	445	47	14,071	12,096	444	152	12,692
Operating Debt	5,608	486	—	6,094	5,602	468	—	6,070
Limited recourse and non-recourse borrowing	—	179	339	518	—	274	308	582
Total Debt	19,187	1,110	386	20,683	17,698	1,186	460	19,344

__________

(1) Includes Prudential Funding, LLC.
(2) Capital Debt at The Prudential Insurance Company of America includes $345 million of surplus notes as of December 31, 2022 and $344 million as of December 31, 2021.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

STATEMENTS OF OPERATIONS - PGIM
(in millions)

	2022				Year-to-date
	1Q	2Q	3Q	4Q	2021	2022	% change

Revenues (1):
Premiums	—	—	—	—	—	—	—
Policy charges and fee income	—	—	—	—	—	—	—
Net investment income	(4)	(14)	56	56	157	94	-40%
Asset management fees, commissions and other income	930	843	851	904	4,336	3,528	-19%
Total revenues	926	829	907	960	4,493	3,622	-19%
Benefits and expenses (1):
Insurance and annuity benefits	—	—	—	—	—	—	—
Change in estimates of liability for future policy benefits	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	—	—	—	—	—	—	—
Interest expense	6	10	14	27	25	57	128%
Deferral of acquisition costs	(1)	—	(1)	—	(5)	(2)	60%
Amortization of acquisition costs	1	1	1	—	6	3	-50%
General and administrative expenses	732	612	674	703	2,824	2,721	-4%
Total benefits and expenses	738	623	688	730	2,850	2,779	-2%
Adjusted operating income before income taxes	188	206	219	230	1,643	843	-49%
Total revenues	926	829	907	960	4,493	3,622	-19%
Less: Passthrough distribution revenue	19	29	19	19	120	86	-28%
Less: Revenue associated with consolidations	15	(21)	8	31	71	33	-54%
Total adjusted revenues (2)	892	821	880	910	4,302	3,503	-19%
Adjusted operating margin (2)(3)	21.1%	25.1%	24.9%	25.3%	38.2%	24.1%

__________

(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses include charges for income attributable to noncontrolling interests and exclude certain components of the consideration for acquisitions.
(2) Not calculated in accordance with GAAP. Adjusted revenue excludes passthrough distribution revenue and revenue associated with consolidations. Adjusted operating income before income taxes as a percentage of total adjusted revenues.
(3) Reported Operating Margin based on total revenues is 23.9%, 24.2%, 24.8%, and 20.3% for the three months ended December 31, 2022, September 30, 2022, June 30, 2022, and March 31, 2022, respectively, and 23.2% and 36.6% for the years ended December 31, 2022 and December 31, 2021, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

PGIM - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION

	2022				Year-to-date
	1Q	2Q	3Q	4Q	2021	2022	% change
Supplementary Revenue Information (in millions):
Analysis of revenues by type:
Asset management fees	809	756	742	725	3,302	3,032	-8%
Other related revenues (1)	19	17	80	113	403	229	-43%
Service, distribution and other revenues	98	56	85	122	788	361	-54%
Total PGIM revenues	926	829	907	960	4,493	3,622	-19%
Analysis of asset management fees by source:
Institutional customers	363	357	364	359	1,439	1,443	—%
Retail customers	301	274	256	250	1,275	1,081	-15%
General account	145	125	122	116	588	508	-14%
Total asset management fees	809	756	742	725	3,302	3,032	-8%

Supplementary Assets Under Management Information (at fair market value) (in billions):
	December 31, 2022
	Public Equity	Public Fixed Income	Real Estate	Private Credit and Other Alternatives	Multi-Asset	Total
Institutional customers	48.3	396.3	73.4	30.0	1.2	549.2
Retail customers	95.8	131.3	2.0	0.9	69.6	299.6
General account	3.7	249.2	54.2	72.5	—	379.6
Total	147.8	776.8	129.6	103.4	70.8	1,228.4

	December 31, 2021
	Public Equity	Public Fixed Income	Real Estate	Private Credit and Other Alternatives	Multi-Asset	Total
Institutional customers	63.9	470.3	61.9	26.7	6.6	629.4
Retail customers	147.9	171.8	1.9	0.8	79.0	401.4
General account	4.4	338.6	68.8	81.2	—	493.0
Total	216.2	980.7	132.6	108.7	85.6	1,523.8
__________
(1) Other related revenues, net of related expenses are $51 million, $47 million, $2 million, and $8 million for the three months ended December 31, 2022, September 30, 2022, June 30, 2022, and March 31, 2022, respectively, and $108 million and $262 million for the years ended December 31, 2022 and December 31, 2021, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

PGIM - SUPPLEMENTARY ASSETS UNDER MANAGEMENT INFORMATION
(in billions)

	2022				Year-to-date
	1Q	2Q	3Q	4Q	2021	2022

Institutional Customers - Assets Under Management (at fair market value):
Beginning assets under management	568.0	536.9	539.7	516.6	550.2	568.0
Additions	16.8	24.6	16.4	13.8	78.4	71.6
Withdrawals	(16.5)	(16.5)	(15.8)	(19.8)	(67.5)	(68.6)
Change in market value	(34.2)	(46.5)	(22.1)	17.0	5.1	(85.8)
Net money market flows	4.4	(3.4)	(0.9)	(0.7)	(4.7)	(0.6)
Other	(1.6)	44.6	(0.7)	2.0	6.5	44.3
Ending assets under management	536.9	539.7	516.6	528.9	568.0	528.9
Affiliated institutional assets under management	56.8	21.0	19.7	20.3	61.4	20.3
Total assets managed for institutional customers at end of period	593.7	560.7	536.3	549.2	629.4	549.2
Net institutional additions (withdrawals), excluding money market activity	0.3	8.1	0.6	(6.0)	10.9	3.0
Retail Customers - Assets Under Management (at fair market value):
Beginning assets under management	265.8	238.7	204.0	192.2	252.5	265.8
Additions	20.2	16.1	13.5	16.5	89.5	66.3
Withdrawals	(24.8)	(24.4)	(18.1)	(22.2)	(89.4)	(89.5)
Change in market value	(22.5)	(33.0)	(5.5)	4.2	16.8	(56.8)
Net money market flows	0.6	0.3	—	1.0	0.7	1.9
Other	(0.6)	6.3	(1.7)	—	(4.3)	4.0
Ending assets under management	238.7	204.0	192.2	191.7	265.8	191.7
Affiliated retail assets under management	126.0	110.3	105.9	107.9	135.6	107.9
Total assets managed for retail customers at end of period	364.7	314.3	298.1	299.6	401.4	299.6
Net retail additions (withdrawals), excluding money market activity	(4.6)	(8.3)	(4.6)	(5.7)	0.1	(23.2)

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

COMBINED STATEMENTS OF OPERATIONS - U.S. BUSINESSES
(in millions)

	2022				Year-to-date
	1Q	2Q	3Q	4Q	2021	2022	% change

Revenues (1):
Premiums	3,172	2,896	12,038	2,895	16,910	21,001	24%
Policy charges and fee income	1,155	793	1,013	1,028	4,932	3,989	-19%
Net investment income	1,998	1,801	1,729	1,989	7,933	7,517	-5%
Asset management fees, commissions and other income	616	2,139	641	584	2,615	3,980	52%
Total revenues	6,941	7,629	15,421	6,496	32,390	36,487	13%
Benefits and expenses (1):
Insurance and annuity benefits	4,470	4,352	13,020	4,021	21,615	25,863	20%
Change in estimates of liability for future policy benefits	(79)	887	21	(9)	(11)	820	7555%
Interest credited to policyholders' account balances	421	445	413	508	1,716	1,787	4%
Interest expense	198	214	197	165	788	774	-2%
Deferral of acquisition costs	(258)	(251)	(254)	(253)	(1,247)	(1,016)	19%
Amortization of acquisition costs	207	206	213	195	836	821	-2%
General and administrative expenses	1,169	1,203	1,196	1,159	5,026	4,727	-6%
Total benefits and expenses	6,128	7,056	14,806	5,786	28,723	33,776	18%
Adjusted operating income before income taxes	813	573	615	710	3,667	2,711	-26%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates..

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - RETIREMENT STRATEGIES
(in millions)

	2022				Year-to-date
	1Q	2Q	3Q	4Q	2021	2022	% change

Revenues (1):
Premiums	1,695	1,432	10,576	1,419	11,124	15,122	36%
Policy charges and fee income	483	380	346	344	2,141	1,553	-27%
Net investment income	1,230	1,070	1,028	1,243	4,846	4,571	-6%
Asset management fees, commissions and other income	436	1,965	489	450	1,890	3,340	77%
Total revenues	3,844	4,847	12,439	3,456	20,001	24,586	23%
Benefits and expenses (1):
Insurance and annuity benefits	2,243	2,336	11,042	2,004	13,136	17,625	34%
Change in estimates of liability for future policy benefits	(78)	(466)	18	2	(175)	(524)	-199%
Interest credited to policyholders' account balances	158	175	143	232	674	708	5%
Interest expense	8	15	(10)	(53)	32	(40)	-225%
Deferral of acquisition costs	(82)	(85)	(83)	(79)	(394)	(329)	16%
Amortization of acquisition costs	98	94	100	81	381	373	-2%
General and administrative expenses	551	597	574	522	2,396	2,244	-6%
Total benefits and expenses	2,898	2,666	11,784	2,709	16,050	20,057	25%
Adjusted operating income before income taxes	946	2,181	655	747	3,951	4,529	15%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - RETIREMENT STRATEGIES - INSTITUTIONAL RETIREMENT STRATEGIES
(in millions)

	2022				Year-to-date
	1Q	2Q	3Q	4Q	2021	2022	% change

Revenues (1):
Premiums	1,657	1,427	10,558	1,395	11,041	15,037	36%
Policy charges and fee income	8	9	11	6	35	34	-3%
Net investment income	968	892	824	969	3,921	3,653	-7%
Asset management fees, commissions and other income	114	94	75	109	544	392	-28%
Total revenues	2,747	2,422	11,468	2,479	15,541	19,116	23%
Benefits and expenses (1):
Insurance and annuity benefits	2,178	2,310	11,028	1,960	12,995	17,476	34%
Change in estimates of liability for future policy benefits	(83)	(457)	12	(6)	(179)	(534)	-198%
Interest credited to policyholders' account balances	80	75	100	139	356	394	11%
Interest expense	4	(2)	6	7	14	15	7%
Deferral of acquisition costs	(2)	(3)	(11)	(5)	(22)	(21)	5%
Amortization of acquisition costs	3	3	2	3	16	11	-31%
General and administrative expenses	52	64	63	49	229	228	—%
Total benefits and expenses	2,232	1,990	11,200	2,147	13,409	17,569	31%
Adjusted operating income before income taxes	515	432	268	332	2,132	1,547	-27%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

U.S. BUSINESSES - RETIREMENT STRATEGIES - INSTITUTIONAL RETIREMENT STRATEGIES SALES RESULTS AND ACCOUNT VALUES
(in millions)

	2022				Year-to-date
	1Q	2Q	3Q	4Q	2021	2022

Beginning total account value	245,720	239,102	234,594	238,313	243,387	245,720
Additions	2,278	3,700	13,518	12,277	21,967	31,773
Withdrawals and benefits	(4,899)	(3,560)	(3,691)	(4,248)	(20,825)	(16,398)
Change in market value, interest credited and interest income	(1,570)	(2,389)	(553)	402	1,881	(4,110)
Other (1)	(2,427)	(2,259)	(5,555)	5,074	(690)	(5,167)
Ending total account value	239,102	234,594	238,313	251,818	245,720	251,818
Net additions (withdrawals)	(2,621)	140	9,827	8,029	1,142	15,375
Amounts included in ending total account value above:
Investment-only stable value wraps	68,582	71,125	71,168	69,521	70,207	69,521
International reinsurance (2)	81,816	74,021	68,581	83,910	82,406	83,910
Group annuities and other products	88,704	89,448	98,564	98,387	93,107	98,387
Ending total account value	239,102	234,594	238,313	251,818	245,720	251,818

__________

(1) Other activity includes the effect of foreign exchange rate changes associated with our United Kingdom international reinsurance business; net presentation of receipts and payments related to funding agreements backed commercial paper which typically have maturities of less than 90 days, and changes in asset balances for externally-managed accounts.
(2) Represents notional amounts based on present value of future benefits under international reinsurance contracts.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES
(in millions)

	2022				Year-to-date
	1Q	2Q	3Q	4Q	2021	2022	% change

Revenues (1):
Premiums	38	5	18	24	83	85	2%
Policy charges and fee income	475	371	335	338	2,106	1,519	-28%
Net investment income	262	178	204	274	925	918	-1%
Asset management fees, commissions and other income	322	1,871	414	341	1,346	2,948	119%
Total revenues	1,097	2,425	971	977	4,460	5,470	23%
Benefits and expenses (1):
Insurance and annuity benefits	65	26	14	44	141	149	6%
Change in estimates of liability for future policy benefits	5	(9)	6	8	4	10	150%
Interest credited to policyholders' account balances	78	100	43	93	318	314	-1%
Interest expense	4	17	(16)	(60)	18	(55)	-406%
Deferral of acquisition costs	(80)	(82)	(72)	(74)	(372)	(308)	17%
Amortization of acquisition costs	95	91	98	78	365	362	-1%
General and administrative expenses	499	533	511	473	2,167	2,016	-7%
Total benefits and expenses	666	676	584	562	2,641	2,488	-6%
Adjusted operating income before income taxes	431	1,749	387	415	1,819	2,982	64%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES SALES RESULTS AND ACCOUNT VALUES (1)
(in millions)

	2022				Year-to-date
	1Q	2Q	3Q	4Q	2021	2022

Actively-Sold Protected Investment and Income Product Sales (2):
FlexGuard Suite	1,405	1,451	1,080	1,062	5,740	4,998
Investment Only VA (3)	89	63	46	31	454	229
Fixed	24	67	249	397	245	737
Total	1,518	1,581	1,375	1,490	6,439	5,964
Actively-Sold Protected Investment and Income Solutions (2):
Beginning total account value	18,819	19,455	18,526	19,099	11,336	18,819
Sales	1,518	1,581	1,375	1,490	6,439	5,964
Full surrenders and death benefits	(89)	(95)	(94)	(148)	(248)	(426)
Sales, net of full surrenders and death benefits	1,429	1,486	1,281	1,342	6,191	5,538
Partial withdrawals and other benefit payments	(138)	(119)	(124)	(158)	(489)	(539)
Net flows	1,291	1,367	1,157	1,184	5,702	4,999
Change in market value, interest credited, and other	(654)	(2,294)	(581)	930	1,777	(2,599)
Policy charges	(1)	(2)	(3)	(5)	4	(11)
Ending total account value, gross	19,455	18,526	19,099	21,208	18,819	21,208
Reinsurance ceded	(481)	(514)	(637)	(817)	(477)	(817)
Ending total account value, net	18,974	18,012	18,462	20,391	18,342	20,391
Discontinued Traditional VA and Guaranteed Living Benefit Block (4):
Beginning total account value	163,486	149,339	104,612	96,691	164,944	163,486
Sales	25	17	14	7	160	63
Full surrenders and death benefits	(2,099)	(1,465)	(1,131)	(994)	(10,153)	(5,689)
Sales, net of full surrenders and death benefits	(2,074)	(1,448)	(1,117)	(987)	(9,993)	(5,626)
Partial withdrawals and other benefit payments	(1,329)	(875)	(852)	(1,075)	(5,223)	(4,131)
Net flows	(3,403)	(2,323)	(1,969)	(2,062)	(15,216)	(9,757)
Change in market value and other (5)	(9,893)	(41,786)	(5,340)	4,809	17,411	(52,210)
Policy charges	(851)	(618)	(612)	(624)	(3,653)	(2,705)
Ending total account value	149,339	104,612	96,691	98,814	163,486	98,814
__________
(1) Prior period amounts have been reclassified to conform to current period presentation.
(2) Includes Prudential FlexGuard and FlexGuard Income, Prudential Premier Investment (PPI), MyRock and all Fixed Annuity products. Excludes discontinued traditional variable annuities and guaranteed living benefits.
(3) Represents variable annuities without guaranteed living benefits including Prudential Premier Investment (PPI) and MyRock.
(4) Includes Prudential Highest Daily Income, Prudential Defined Income and other legacy variable products with and without guaranteed minimum income and withdrawal benefits.
(5) Includes impact from the sale of a Traditional Variable Annuity Block of Business in second quarter of 2022.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES ACCOUNT VALUE ACTIVITY
(in millions)

	2022				Year-to-date
	1Q	2Q	3Q	4Q	2021	2022

Account Values in General Account (1):
Beginning balance	20,062	20,928	19,430	20,170	13,843	20,062
Premiums and deposits (2)	1,366	1,458	1,300	1,437	5,852	5,561
Full surrenders and death benefits	(106)	(225)	(86)	(87)	(395)	(504)
Premiums and deposits net of full surrenders and death benefits	1,260	1,233	1,214	1,350	5,457	5,057
Partial withdrawals and other benefit payments	(174)	(124)	(131)	(167)	(654)	(596)
Net flows	1,086	1,109	1,083	1,183	4,803	4,461
Change in market value, interest credited and other (3)	72	(2,461)	(240)	619	1,437	(2,010)
Net transfers (to) from separate account (2)	(292)	(145)	(102)	92	(20)	(447)
Policy charges (2)	—	(1)	(1)	(1)	(1)	(3)
Ending balance, gross	20,928	19,430	20,170	22,063	20,062	22,063
Reinsurance ceded	(481)	(514)	(637)	(817)	(477)	(817)
Ending balance, net	20,447	18,916	19,533	21,246	19,585	21,246
Account Values in Separate Account (1):
Beginning balance	162,243	147,866	103,708	95,620	162,437	162,243
Premiums and deposits (2)	177	140	89	60	747	466
Full surrenders and death benefits	(2,082)	(1,335)	(1,139)	(1,055)	(10,006)	(5,611)
Premiums and deposits net of full surrenders and death benefits	(1,905)	(1,195)	(1,050)	(995)	(9,259)	(5,145)
Partial withdrawals and other benefit payments	(1,293)	(870)	(845)	(1,066)	(5,058)	(4,074)
Net flows	(3,198)	(2,065)	(1,895)	(2,061)	(14,317)	(9,219)
Change in market value, interest credited and other (2)(3)	(10,619)	(41,619)	(5,681)	5,120	17,751	(52,799)
Net transfers (to) from general account (2)	292	145	102	(92)	20	447
Policy charges (2)	(852)	(619)	(614)	(628)	(3,648)	(2,713)
Ending balance	147,866	103,708	95,620	97,959	162,243	97,959

__________
(1) Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company's general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.
(2) Prior period amounts have been reclassified to conform to current period presentation.
(3) Includes impact from the sale of a Traditional Variable Annuity Block of Business in second quarter of 2022.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES LIVING BENEFIT FEATURES
(in millions)

	2021	2022
	4Q	1Q	2Q	3Q	4Q

ACCOUNT VALUE AND NET AMOUNT AT RISK (1):
Variable Annuity Account Values
Guaranteed minimum accumulation benefits	1,702	1,543	546	503	501
Guaranteed minimum withdrawal benefits	302	271	112	102	105
Guaranteed minimum income benefits	2,444	2,202	1,631	1,519	1,561
Guaranteed minimum withdrawal & income benefits - risk retained by Prudential	135,293	123,571	87,601	80,866	82,718
Guaranteed minimum withdrawal & income benefits - externally reinsured	3,303	3,068	2,660	2,446	2,482
Total	143,044	130,655	92,550	85,436	87,367
Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature - risk retained by Prudential	113,110	103,805	73,070	67,654	69,365
Account Values with Auto-Rebalancing Feature - externally reinsured	3,303	3,068	2,660	2,446	2,482
Account Values without Auto-Rebalancing Feature	26,631	23,782	16,820	15,336	15,520
Total	143,044	130,655	92,550	85,436	87,367
Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature - risk retained by Prudential	2,931	4,485	5,754	8,174	7,152
Net Amount at Risk without Auto-Rebalancing Feature	409	734	1,526	2,372	2,075
Total	3,340	5,219	7,280	10,546	9,227
__________
(1) At end of period.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES DEATH BENEFIT FEATURES
(in millions)

	2021	2022
	4Q	1Q	2Q	3Q	4Q

ACCOUNT VALUE AND NET AMOUNT AT RISK (1):
Variable Annuity Account Values
Return of net deposits:
Account value	132,265	120,838	84,119	77,643	79,436
Net amount at risk	199	311	640	1,483	987
Minimum return, anniversary contract value, or maximum contract value:
Account value	29,121	26,565	19,122	17,751	18,071
Net amount at risk	2,055	3,187	4,529	5,363	4,733
Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	116,413	106,873	75,730	70,100	71,847
Account Values without Auto-Rebalancing Feature	44,973	40,530	27,511	25,294	25,660
Total	161,386	147,403	103,241	95,394	97,507
Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	1,066	1,910	2,961	3,779	3,269
Net Amount at Risk without Auto-Rebalancing Feature	1,188	1,588	2,208	3,067	2,451
Total	2,254	3,498	5,169	6,846	5,720
__________
(1) At end of period.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - GROUP INSURANCE
(in millions)

	2022				Year-to-date
	1Q	2Q	3Q	4Q	2021	2022	% change

Revenues (1):
Premiums	1,219	1,209	1,215	1,231	4,888	4,874	—%
Policy charges and fee income	176	150	170	185	695	681	-2%
Net investment income	124	117	121	117	538	479	-11%
Asset management fees, commissions and other income	20	20	19	22	98	81	-17%
Total revenues	1,539	1,496	1,525	1,555	6,219	6,115	-2%
Benefits and expenses (1):
Insurance and annuity benefits	1,353	1,144	1,196	1,221	5,478	4,914	-10%
Change in estimates of liability for future policy benefits	—	—	—	—	—	—	—%
Interest credited to policyholders' account balances	36	39	37	41	171	153	-11%
Interest expense	1	1	1	1	3	4	33%
Deferral of acquisition costs	(2)	—	(1)	—	(3)	(3)	—%
Amortization of acquisition costs	(2)	1	2	1	9	2	-78%
General and administrative expenses	268	257	260	276	1,014	1,061	5%
Total benefits and expenses	1,654	1,442	1,495	1,540	6,672	6,131	-8%
Adjusted operating income (loss) before income taxes	(115)	54	30	15	(453)	(16)	96%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

U.S. BUSINESSES - GROUP INSURANCE SUPPLEMENTARY INFORMATION
(dollar amounts in millions, or as otherwise noted)

	2022				Year-to-date
	1Q	2Q	3Q	4Q	2021	2022

Annualized New Business Premiums:
Group life	180	26	67	10	265	283
Group disability	130	17	36	13	221	196
Total	310	43	103	23	486	479
Future Policy Benefits (1):
Group life	2,630	2,471	2,366	2,551	2,824	2,551
Group disability	3,066	3,089	3,098	3,106	3,030	3,106
Total	5,696	5,560	5,464	5,657	5,854	5,657
Policyholders' Account Balances (1):
Group life	5,997	5,984	5,889	5,751	6,175	5,751
Group disability	137	133	125	131	131	131
Total	6,134	6,117	6,014	5,882	6,306	5,882
Separate Account Liabilities (1):
Group life	25,938	23,772	22,789	23,513	27,097	23,513
Group Life Insurance:
Gross premiums, policy charges and fee income (2)	1,054	1,103	1,050	1,121	4,163	4,328
Earned premiums	916	888	885	899	3,672	3,588
Earned policy charges and fee income	153	126	145	164	610	588
Benefits ratio (3)	104.3%	87.6%	91.2%	90.2%	102.5%	93.4%
Administrative operating expense ratio	10.7%	10.7%	10.9%	10.9%	11.3%	10.8%
Persistency ratio	96.3%	96.4%	96.0%	95.9%
Group Disability Insurance:
Gross premiums, policy charges and fee income (2)	340	344	356	361	1,308	1,401
Earned premiums	303	321	330	332	1,216	1,286
Earned policy charges and fee income	23	24	25	21	85	93
Benefits ratio (3)	73.4%	73.0%	72.5%	74.2%	83.8%	73.3%
Administrative operating expense ratio	31.1%	32.2%	30.3%	31.6%	32.1%	31.3%
Persistency ratio	92.8%	92.4%	90.9%	90.6%	93.4%	90.6%
Total Group Insurance:
Benefits ratio (3)	97.0%	83.9%	86.4%	86.2%	98.2%	88.4%
Administrative operating expense ratio	15.7%	15.9%	15.9%	15.9%	16.3%	15.8%
Net face amount of policies in force (in billions) (4)	2,021	2,068	2,103	2,126	2,004	2,126

__________
(1) As of end of period.
(2) Before returns of premiums to participating policyholders for favorable claims experience.
(3) Benefits ratios excluding the impact of the annual assumption updates and other refinements in the second quarter. Benefits ratios including these impacts for Group Life, Group Disability, and Total Group Insurance are 87.0%, 75.5%, and 84.10% for the three months ended June 30, 2022, respectively. Benefits ratios including these impacts for Group Life, Group Disability, and Total Group Insurance are 93.3%, 73.9%, 88.5% for the twelve months ended December 31, 2022.
(4) At end of period; net of reinsurance.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

U.S. BUSINESSES - STATEMENTS OF OPERATIONS - INDIVIDUAL LIFE
(in millions)

	2022				Year-to-date
	1Q	2Q	3Q	4Q	2021	2022	% change

Revenues (1):
Premiums	258	255	247	245	898	1,005	12%
Policy charges and fee income	496	263	497	499	2,096	1,755	-16%
Net investment income	644	614	580	629	2,549	2,467	-3%
Asset management fees, commissions and other income	160	154	133	112	627	559	-11%
Total revenues	1,558	1,286	1,457	1,485	6,170	5,786	-6%
Benefits and expenses (1):
Insurance and annuity benefits	874	872	782	796	3,001	3,324	11%
Change in estimates of liability for future policy benefits	(1)	1,353	3	(11)	164	1,344	720%
Interest credited to policyholders' account balances	227	231	233	235	871	926	6%
Interest expense	189	198	206	217	753	810	8%
Deferral of acquisition costs	(174)	(166)	(170)	(174)	(850)	(684)	20%
Amortization of acquisition costs	111	111	111	113	446	446	—%
General and administrative expenses	350	349	362	361	1,616	1,422	-12%
Total benefits and expenses	1,576	2,948	1,527	1,537	6,001	7,588	26%
Adjusted operating income (loss) before income taxes	(18)	(1,662)	(70)	(52)	169	(1,802)	-1166%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

U.S. BUSINESSES - INDIVIDUAL LIFE SUPPLEMENTARY INFORMATION
(in millions, or as otherwise noted)

	2022				Year-to-date
	1Q	2Q	3Q	4Q	2021	2022

ANNUALIZED NEW BUSINESS PREMIUMS (1):
Term life	24	23	24	22	115	93
Universal life	22	22	23	25	102	92
Variable life	104	110	103	107	538	424
Total	150	155	150	154	755	609
ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):
Prudential Advisors	35	33	33	32	149	133
Third party distribution	115	122	117	122	606	476
Total	150	155	150	154	755	609
ACCOUNT VALUE ACTIVITY:
Policyholders' Account Balances (2):
Beginning balance	31,304	31,314	31,274	31,400	30,490	31,304
Premiums and deposits	670	622	642	647	3,123	2,581
Surrenders and withdrawals	(424)	(437)	(348)	(478)	(1,872)	(1,687)
Net sales	246	185	294	169	1,251	894
Benefit payments	(60)	(60)	(51)	(51)	(250)	(222)
Net flows	186	125	243	118	1,001	672
Interest credited and other	175	262	314	426	1,459	1,177
Net transfers from separate account	168	98	89	98	409	453
Policy charges	(519)	(525)	(520)	(520)	(2,055)	(2,084)
Ending balance	31,314	31,274	31,400	31,522	31,304	31,522
Separate Account Liabilities:
Beginning balance	48,133	45,226	38,931	37,250	41,428	48,133
Premiums and deposits	658	700	671	684	2,856	2,713
Surrenders and withdrawals	(238)	(237)	(242)	(179)	(1,092)	(896)
Net sales	420	463	429	505	1,764	1,817
Benefit payments	(146)	(116)	(171)	(102)	(578)	(535)
Net flows	274	347	258	403	1,186	1,282
Change in market value, interest credited and other	(2,699)	(6,231)	(1,532)	2,188	7,134	(8,274)
Net transfers to general account	(168)	(98)	(89)	(98)	(409)	(453)
Policy charges	(314)	(313)	(318)	(324)	(1,206)	(1,269)
Ending balance	45,226	38,931	37,250	39,419	48,133	39,419
NET FACE AMOUNT IN FORCE (in billions) (3):
Term life	299	298	297	296	299	296
Universal life	98	99	99	98	99	98
Variable life	149	144	143	145	152	145
Total	546	541	539	539	550	539

__________
(1) Excludes corporate-owned life insurance.
(2) Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3) At end of period; net of reinsurance. Net Face Amount In Force excludes certain policies considered to be non-core business drivers impacting Adjusted Operating Income for Individual Life. Policies within the Closed Block division are not reported through Individual Life.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES
(in millions)

	2022				Year-to-date
	1Q	2Q	3Q	4Q	2021	2022	% change

Revenues (1):
Premiums	3,985	3,099	3,291	3,016	14,619	13,391	-8%
Policy charges and fee income	83	90	83	84	323	340	5%
Net investment income	1,297	1,286	1,112	1,271	5,403	4,966	-8%
Asset management fees, commissions and other income	113	(20)	132	89	541	314	-42%
Total revenues	5,478	4,455	4,618	4,460	20,886	19,011	-9%
Benefits and expenses (1):
Insurance and annuity benefits	3,500	2,780	2,905	2,589	12,970	11,774	-9%
Change in estimates of liability for future policy benefits	12	22	38	59	25	131	424%
Interest credited to policyholders' account balances	190	175	180	193	795	738	-7%
Interest expense	3	5	11	16	6	35	483%
Deferral of acquisition costs	(320)	(278)	(285)	(295)	(1,327)	(1,178)	11%
Amortization of acquisition costs	155	150	150	141	616	596	-3%
General and administrative expenses	987	909	871	943	4,069	3,710	-9%
Total benefits and expenses	4,527	3,763	3,870	3,646	17,154	15,806	-8%
Adjusted operating income before income taxes	951	692	748	814	3,732	3,205	-14%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, change in value of market risk benefits, net of related hedging gains (losses) and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES - LIFE PLANNER
(in millions)

	2022				Year-to-date
	1Q	2Q	3Q	4Q	2021	2022	% change

Revenues (1):
Premiums	2,105	1,619	1,689	1,540	7,419	6,953	-6%
Policy charges and fee income	47	40	41	47	192	175	-9%
Net investment income	574	555	435	555	2,244	2,119	-6%
Asset management fees, commissions and other income	74	50	79	91	314	294	-6%
Total revenues	2,800	2,264	2,244	2,233	10,169	9,541	-6%
Benefits and expenses (1):
Insurance and annuity benefits	1,805	1,445	1,432	1,310	6,562	5,992	-9%
Change in estimates of liability for future policy benefits	11	(25)	8	13	11	7	-36%
Interest credited to policyholders' account balances	48	43	44	48	190	183	-4%
Interest expense	2	3	6	7	4	18	350%
Deferral of acquisition costs	(168)	(137)	(137)	(136)	(654)	(578)	12%
Amortization of acquisition costs	77	76	75	68	306	296	-3%
General and administrative expenses	447	416	386	430	1,768	1,679	-5%
Total benefits and expenses	2,222	1,821	1,814	1,740	8,187	7,597	-7%
Adjusted operating income before income taxes	578	443	430	493	1,982	1,944	-2%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES - GIBRALTAR LIFE AND OTHER
(in millions)

	2022				Year-to-date
	1Q	2Q	3Q	4Q	2021	2022	% change

Revenues (1):
Premiums	1,880	1,480	1,602	1,476	7,200	6,438	-11%
Policy charges and fee income	36	50	42	37	131	165	26%
Net investment income	723	731	677	716	3,159	2,847	-10%
Asset management fees, commissions and other income	39	(70)	53	(2)	227	20	-91%
Total revenues	2,678	2,191	2,374	2,227	10,717	9,470	-12%
Benefits and expenses (1):
Insurance and annuity benefits	1,695	1,335	1,473	1,279	6,408	5,782	-10%
Change in estimates of liability for future policy benefits	1	47	30	46	14	124	786%
Interest credited to policyholders' account balances	142	132	136	145	605	555	-8%
Interest expense	1	2	5	9	2	17	750%
Deferral of acquisition costs	(152)	(141)	(148)	(159)	(673)	(600)	11%
Amortization of acquisition costs	78	74	75	73	310	300	-3%
General and administrative expenses	540	493	485	513	2,301	2,031	-12%
Total benefits and expenses	2,305	1,942	2,056	1,906	8,967	8,209	-8%
Adjusted operating income before income taxes	373	249	318	321	1,750	1,261	-28%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, change in value of market risk benefits, net of related hedging gains (losses) and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION
(in millions)

	2022				Year-to-date
	1Q	2Q	3Q	4Q	2021	2022

Actual exchange rate basis (1):
Net premiums, policy charges and fee income:
Japan - Prudential of Japan	1,943	1,448	1,496	1,341	6,903	6,228
Japan - Gibraltar Life	1,916	1,530	1,644	1,513	7,331	6,603
Emerging Markets	209	211	234	246	708	900
Total	4,068	3,189	3,374	3,100	14,942	13,731
Annualized new business premiums:
Japan - Prudential of Japan	200	159	138	160	747	657
Japan - Gibraltar Life	205	231	198	244	1,000	878
Emerging Markets	56	67	77	84	193	284
Total	461	457	413	488	1,940	1,819
Annualized new business premiums by distribution channel:
Life Planners	256	226	215	244	940	941
Gibraltar Life Consultants	100	140	125	156	485	521
Banks	52	33	34	49	318	168
Independent Agency	53	58	39	39	197	189
Total	461	457	413	488	1,940	1,819
Constant exchange rate basis (2):
Net premiums, policy charges and fee income:
Japan - Prudential of Japan	2,058	1,597	1,703	1,568	7,089	6,926
Japan - Gibraltar Life	2,029	1,730	1,883	1,724	7,530	7,366
Emerging Markets	221	211	248	260	767	940
Total	4,308	3,538	3,834	3,552	15,386	15,232
Annualized new business premiums:
Japan - Prudential of Japan	208	174	160	186	758	728
Japan - Gibraltar Life	207	240	206	254	1,005	907
Emerging Markets	57	66	81	90	202	294
Total	472	480	447	530	1,965	1,929
Annualized new business premiums by distribution channel:
Life Planners	265	240	241	276	960	1,022
Gibraltar Life Consultants	101	145	130	162	487	538
Banks	52	33	34	49	318	168
Independent Agency	54	62	42	43	200	201
Total	472	480	447	530	1,965	1,929

__________
(1) Translated based on applicable average exchange rates for the period shown.
(2) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 104 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2021	2022
	4Q	1Q	2Q	3Q	4Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan - Prudential of Japan	386	385	384	381	379
Japan - Gibraltar Life	357	355	348	345	340
Emerging Markets	40	42	42	45	47
Total	783	782	774	771	766
Number of individual policies in force at end of period (in thousands) (3):
Japan - Prudential of Japan	4,405	4,436	4,447	4,455	4,463
Japan - Gibraltar Life	6,907	6,868	6,805	6,765	6,713
Emerging Markets	652	664	682	704	726
Total	11,964	11,968	11,934	11,924	11,902
International life insurance individual policy persistency:
Life Planner:
13 months	93.1%	92.8%	92.7%	92.4%	92.4%
25 months	86.7%	85.9%	85.4%	85.6%	85.3%
Gibraltar Life (4):
13 months	95.9%	95.9%	95.7%	95.5%	95.2%
25 months	89.9%	90.1%	90.2%	90.8%	90.8%
Number of Life Planners at end of period:
Japan	4,566	4,557	4,481	4,481	4,446
All other countries	1,458	1,499	1,443	1,491	1,478
Total Life Planners	6,024	6,056	5,924	5,972	5,924
Gibraltar Life Consultants	7,100	7,022	6,910	6,861	6,821

__________
(1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 104 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.
(2) Net of reinsurance.
(3) Direct business only; policy count includes annuities.
(4) Reflects business sold by Life Consultants and Independent Agents.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

STATEMENTS OF OPERATIONS - CORPORATE AND OTHER
(in millions)

	2022				Year-to-date
	1Q	2Q	3Q	4Q	2021	2022	% change

Revenues (1):
Premiums	(8)	—	(7)	(7)	(36)	(22)	39%
Policy charges and fee income	(15)	(14)	(13)	(12)	(61)	(54)	11%
Net investment income	122	168	150	167	667	607	-9%
Asset management fees, commissions and other income	(142)	(110)	4	142	(107)	(106)	1%
Total revenues	(43)	44	134	290	463	425	-8%
Benefits and expenses (1):
Insurance and annuity benefits	(7)	3	—	4	(24)	—	100%
Change in estimates of liability for future policy benefits	—	—	—	—	—	—	—%
Interest credited to policyholders' account balances	34	34	35	34	135	137	1%
Interest expense	157	172	185	209	655	723	10%
Deferral of acquisition costs	7	16	9	9	56	41	-27%
Amortization of acquisition costs	(10)	(12)	(9)	(8)	(38)	(39)	-3%
General and administrative expenses	192	152	329	567	1,489	1,240	-17%
Total benefits and expenses	373	365	549	815	2,273	2,102	-8%
Adjusted operating loss before income taxes	(416)	(321)	(415)	(525)	(1,810)	(1,677)	7%
Adjusted operating income (loss) before income taxes comprised as follows:
Investment income	27	50	38	62	175	177	1%
Interest expense on debt	(198)	(209)	(213)	(209)	(827)	(829)	—%
Long-term and deferred compensation expense	(46)	12	(11)	(15)	(82)	(60)	27%
Other (2)	(199)	(174)	(229)	(363)	(1,076)	(965)	10%
Adjusted operating loss before income taxes	(416)	(321)	(415)	(525)	(1,810)	(1,677)	7%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; changes in the fair value of contingent consideration associated with the Assurance IQ acquisition. Benefits and expenses exclude charges related to realized investment gains, net of losses and goodwill impairment and certain components of the Assurance IQ acquisition which are recognized as compensation expense over the requisite service periods. Revenues and Benefits and expenses include consolidating adjustments.
(2) Includes pension and employee benefits and other corporate activities, including consolidating adjustments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022
INVESTMENT PORTFOLIO COMPOSITION
(in millions)
	December 31, 2022						December 31, 2021
		Closed	PFI Excluding					Closed	PFI Excluding
	Total	Block	Closed Block Division				Total	Block	Closed Block Division
	Portfolio	Division	Amount	% of Total			Portfolio	Division	Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	242,246	21,140	221,106	60.8%			305,035	28,167	276,868	65.0%
Public, held-to-maturity, at amortized cost, net of allowance (1)	1,229	—	1,229	0.3%			1,413	—	1,413	0.3%
Private, available-for-sale, at fair value	64,745	8,931	55,814	15.4%			66,897	10,237	56,660	13.3%
Private, held-to-maturity, at amortized cost, net of allowance (1)	67	—	67	0.0%			101	—	101	0.1%
Fixed maturities, trading, at fair value	5,738	900	4,838	1.3%			8,610	1,137	7,473	1.8%
Assets supporting experience-rated contractholder liabilities, at fair value	2,844	—	2,844	0.8%			3,358	—	3,358	0.8%
Equity securities, at fair value	6,404	1,733	4,671	1.3%			7,875	2,288	5,587	1.3%
Commercial mortgage and other loans, at book value, net of allowance	56,608	7,926	48,682	13.4%			57,387	8,241	49,146	11.6%
Policy loans, at outstanding balance	10,046	3,637	6,409	1.8%			10,386	3,815	6,571	1.5%
Other invested assets, net of allowance (2)	17,531	4,254	13,277	3.7%			16,843	4,358	12,485	2.9%
Short-term investments, net of allowance	4,573	337	4,236	1.2%			6,600	557	6,043	1.4%
Subtotal (3)	412,031	48,858	363,173	100.0%			484,505	58,800	425,705	100.0%
Invested assets of other entities and operations (4)	5,410	—	5,410				7,694	—	7,694
Total investments	417,441	48,858	368,583				492,199	58,800	433,399

Fixed Maturities by Credit Quality (3)(5):	December 31, 2022						December 31, 2021
	PFI Excluding Closed Block Division						PFI Excluding Closed Block Division
		Gross	Gross					Gross	Gross
	Amortized	Unrealized	Unrealized	Allowance for	Fair		Amortized	Unrealized	Unrealized	Allowance for	Fair
	Cost	Gains	Losses	Credit Losses	Value	% of Total	Cost	Gains	Losses	Credit Losses	Value	% of Total
Public Fixed Maturities:
NAIC Rating (6)
1	189,939	6,918	18,145	—	178,712	80.8%	195,493	27,963	595	—	222,861	80.5%
2	39,388	534	5,212	—	34,710	15.7%	38,830	5,254	148	—	43,936	15.9%
Subtotal - High or Highest Quality Securities	229,327	7,452	23,357	—	213,422	96.5%	234,323	33,217	743	—	266,797	96.4%
3	5,416	66	625	—	4,857	2.2%	6,313	429	196	—	6,546	2.4%
4	2,362	39	287	1	2,113	1.0%	2,642	88	66	1	2,663	0.9%
5	614	10	141	8	475	0.2%	620	45	14	3	648	0.2%
6	318	9	63	25	239	0.1%	249	14	19	30	214	0.1%
Subtotal - Other Securities	8,710	124	1,116	34	7,684	3.5%	9,824	576	295	34	10,071	3.6%
Total	238,037	7,576	24,473	34	221,106	100.0%	244,147	33,793	1,038	34	276,868	100.0%

Private Fixed Maturities:
NAIC Rating (6)
1	16,111	126	2,145	—	14,092	25.2%	12,433	941	71	—	13,303	23.5%
2	36,773	406	4,307	—	32,872	58.9%	31,607	2,029	260	—	33,376	58.9%
Subtotal - High or Highest Quality Securities	52,884	532	6,452	—	46,964	84.1%	44,040	2,970	331	—	46,679	82.4%
3	5,522	38	538	—	5,022	9.0%	5,966	287	39	—	6,214	11.0%
4	2,654	11	148	—	2,517	4.5%	2,833	106	74	8	2,857	5.0%
5	1,307	7	117	16	1,181	2.1%	769	23	33	24	735	1.3%
6	160	22	1	51	130	0.3%	185	19	1	28	175	0.3%
Subtotal - Other Securities	9,643	78	804	67	8,850	15.9%	9,753	435	147	60	9,981	17.6%
Total	62,527	610	7,256	67	55,814	100.0%	53,793	3,405	478	60	56,660	100.0%
_____________
(1) On an amortized cost basis, net of allowance, as of December 31, 2022, includes $1,149 million (fair value, $1,299 million) and $67 million (fair value, $71 million) of public and private fixed maturities, respectively, classified as “1” highest quality and $80 million (fair value, $85 million) and $0 million (fair value, $0 million) of public and private fixed maturities, respectively, classified as “2” high quality securities based on the NAIC designations. On an amortized cost basis, net of allowance, as of December 31, 2021, includes $1,324 million (fair value, $1,594 million) and $101 million (fair value, $110 million) of public and private fixed maturities, respectively, classified as “1” highest quality and $89 million (fair value, $99 million) and $0 million (fair value, $0 million) of public and private fixed maturities, respectively, classified as “2” high quality securities based on the NAIC designations.
(2) Other invested assets consist of investments in limited partnerships and limited liability companies (“LPs/LLCs”), investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.
(3) Excludes (i) assets of our investment management operations, including assets managed for third parties, (ii) derivative operations and (iii) those assets classified as "Separate account assets" on our balance sheet. Also excludes assets "held-for-sale" of $40,669 million as of December 31, 2021.
(4) Includes invested assets of our investment management and derivative operations. Excludes assets of our investment management operations that are managed for third parties and those assets classified as “Separate account assets” on our balance sheet.
(5) Excludes fixed maturity securities classified as trading.
(6) Reflects equivalent ratings for investments of the international operations. Includes, as of December 31, 2022 and 2021, 422 securities with amortized cost of $4,836 million (fair value $4,610 million) and 617 securities with amortized cost of $4,547 million (fair value $4,596 million), respectively, that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

INVESTMENT PORTFOLIO COMPOSITION - JAPANESE INSURANCE OPERATIONS AND EXCLUDING JAPANESE INSURANCE OPERATIONS (1)
(in millions)

	December 31, 2022		December 31, 2021
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	112,013	68.4%	146,600	72.2%
Public, held-to-maturity, at amortized cost, net of allowance	1,229	0.7%	1,413	0.7%
Private, available-for-sale, at fair value	19,268	11.8%	21,079	10.4%
Private, held-to-maturity, at amortized cost, net of allowance	67	0.0%	101	0.1%
Fixed maturities, trading, at fair value	612	0.4%	839	0.4%
Assets supporting experience-rated contractholder liabilities, at fair value	2,844	1.7%	3,328	1.6%
Equity securities, at fair value	1,806	1.1%	2,187	1.1%
Commercial mortgage and other loans, at book value, net of allowance	18,080	11.0%	19,969	9.8%
Policy loans, at outstanding balance	2,607	1.6%	2,726	1.3%
Other invested assets (3)	5,272	3.2%	4,203	2.1%
Short-term investments, net of allowance	100	0.1%	692	0.3%
Total	163,898	100.0%	203,137	100.0%

	December 31, 2022		December 31, 2021
	Amount	% of Total	Amount	% of Total
Excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	109,093	54.8%	130,268	58.5%
Public, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Private, available-for-sale, at fair value	36,546	18.3%	35,581	16.0%
Private, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Fixed maturities, trading, at fair value	4,226	2.1%	6,634	3.0%
Assets supporting experience-rated contractholder liabilities, at fair value	—	0.0%	30	0.0%
Equity securities, at fair value	2,865	1.4%	3,400	1.6%
Commercial mortgage and other loans, at book value, net of allowance	30,602	15.4%	29,177	13.1%
Policy loans, at outstanding balance	3,802	1.9%	3,845	1.7%
Other invested assets, net of allowance (3)	8,005	4.0%	8,282	3.7%
Short-term investments, net of allowance	4,136	2.1%	5,351	2.4%
Total (4)	199,275	100.0%	222,568	100.0%
__________
(1) Excludes Closed Block division.
(2) Excludes assets classified as "Separate account assets" on our balance sheet.
(3) Other invested assets consist of investments in LPs/LLCs, investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.
(4) Excludes assets "held-for-sale" of $40,669 million as of December 31, 2021.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

INVESTMENT RESULTS (1)
(in millions)

	Three Months Ended December 31
	2022
	Investment Income		Realized Gains (Losses)
	Yield (5)	Amount
General Account (2)
Fixed maturities (3)	3.97%	2,873	(185)
Equity securities	4.17%	48	—
Commercial mortgage and other loans	3.82%	458	(47)
Policy loans	4.40%	69	—
Short-term investments and cash equivalents	4.63%	169	—
Gross investment income before investment expenses	3.89%	3,617	(232)
Investment expenses	-0.12%	(192)	—
Subtotal	3.77%	3,425	(232)
Other investments (3)		153	(804)
Investment results of other entities and operations (4)		64	(17)
Less, investment income related to adjusted operating income reconciling items		(159)
Total		3,483	(1,053)

	Twelve Months Ended December 31
	2022			2021
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (5)	Amount		Yield (5)	Amount
General Account (2)
Fixed maturities (3)	3.71%	10,867	(1,086)	3.72%	11,005	1,464
Equity securities	2.59%	123	—	2.32%	118	—
Commercial mortgage and other loans	3.73%	1,807	(137)	4.00%	1,966	81
Policy loans	4.52%	283	—	4.65%	310	—
Short-term investments and cash equivalents	2.75%	371	(5)	0.48%	59	(1)
Gross investment income before investment expenses	3.68%	13,451	(1,228)	3.65%	13,458	1,544
Investment expenses	-0.14%	(631)	—	-0.15%	(495)	—
Subtotal	3.54%	12,820	(1,228)	3.50%	12,963	1,544
Other investments (3)		952	(2,110)		1,870	1,569
Investment results of other entities and operations (4)		289	239		954	104
Less, investment income related to adjusted operating income reconciling items		(877)			(1,627)
Total		13,184	(3,099)		14,160	3,217
__________
(1) Excludes Closed Block division.
(2) Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties and assets classified as "Separate account assets" on our balance sheet.
(3) Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.
(4) Includes invested income of commercial loans, assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment management operations.
(5) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. The denominator in the yield percentage includes assets "held-for-sale" as of March 31, 2022 and December 31, 2021. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS
(in millions)

	Three Months Ended December 31
	2022
	Investment Income		Realized Gains (Losses)
	Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities (2)	2.80%	968	(1)
Equity securities	6.05%	26	—
Commercial mortgage and other loans	3.66%	165	(10)
Policy loans	3.85%	24	—
Short-term investments and cash equivalents	4.08%	13	(1)
Gross investment income before investment expenses	2.96%	1,196	(12)
Investment expenses	-0.13%	(84)	—
Subtotal	2.83%	1,112	(12)
Other investments (2)		66	(87)
Total		1,178	(99)

	Twelve Months Ended December 31
	2022			2021
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities (2)	2.75%	3,831	232	2.72%	3,921	271
Equity securities	3.59%	67	—	3.52%	76	—
Commercial mortgage and other loans	3.67%	686	(22)	3.92%	768	33
Policy loans	3.90%	99	—	4.05%	114	—
Short-term investments and cash equivalents	3.75%	31	(3)	0.48%	4	—
Gross investment income before investment expenses	2.89%	4,714	207	2.88%	4,883	304
Investment expenses	-0.14%	(281)	—	-0.14%	(241)	—
Subtotal	2.75%	4,433	207	2.74%	4,642	304
Other investments (2)		208	(2,164)		457	(391)
Total		4,641	(1,957)		5,099	(87)
__________
(1) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.
(2) Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS (1)
(in millions)

	Three Months Ended December 31
	2022
	Investment Income		Realized Gains (Losses)
	Yield (4)	Amount
Excluding Japanese Insurance Operations (2):
Fixed maturities (3)	5.04%	1,905	(184)
Equity securities	3.10%	22	—
Commercial mortgage and other loans	3.91%	293	(37)
Policy loans	4.77%	45	—
Short-term investments and cash equivalents	4.54%	156	1
Gross investment income before investment expenses	4.61%	2,421	(220)
Investment expenses	-0.10%	(108)	—
Subtotal	4.51%	2,313	(220)
Other investments (3)		87	(717)
Total		2,400	(937)

	Twelve Months Ended December 31
	2022			2021
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (4)	Amount		Yield (4)	Amount
Excluding Japanese Insurance Operations (2):
Fixed maturities (3)	4.56%	7,036	(1,318)	4.68%	7,084	1,193
Equity securities	1.95%	56	—	1.44%	42	—
Commercial mortgage and other loans	3.77%	1,121	(115)	4.05%	1,198	48
Policy loans	4.94%	184	—	5.09%	196	—
Short-term investments and cash equivalents	2.70%	340	(2)	0.48%	55	(1)
Gross investment income before investment expenses	4.31%	8,737	(1,435)	4.30%	8,575	1,240
Investment expenses	-0.14%	(350)	—	-0.15%	(254)	—
Subtotal	4.17%	8,387	(1,435)	4.15%	8,321	1,240
Other investments (3)		744	54		1,413	1,960
Total		9,131	(1,381)		9,734	3,200
__________
(1) Excludes Closed Block division.
(2) Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties and assets classified as "Separate account assets" on our balance sheet.
(3) Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.
(4) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. The denominator in the yield percentage includes assets "held-for-sale" as of March 31, 2022 and December 31, 2021. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended December 31, 2022
		Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	5,904	—	—	1	451	108	—	—	6,464
Policy charges and fee income	1,100	77	—	21	—	—	—	—	1,198
Net investment income	3,483	(5)	—	—	468	164	—	—	4,110
Realized investment gains (losses), net	169	(1,200)	—	—	(339)	(27)	—	—	(1,397)
Asset management fees, commissions and other income	1,550	78	—	—	174	646	(19)	—	2,429
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	629	—	—	—	—	—	629
Total revenues	12,206	(1,050)	629	22	754	891	(19)	—	13,433
Benefits and Expenses:
Insurance and annuity benefits	6,614	(128)	—	5	678	842	—	—	8,011
Change in estimates of liability for future policy benefits	50	13	—	(7)	—	1	—	—	57
Interest credited to policyholders' account balances	735	(20)	—	—	30	53	—	—	798
Interest expense	417	—	—	—	5	(2)	—	—	420
Deferral of acquisition costs	(539)	—	—	—	—	—	—	—	(539)
Amortization of acquisition costs	328	9	—	(1)	4	1	—	—	341
Goodwill impairment	—	—	—	—	—	—	—	903	903
General and administrative expenses	3,372	—	—	—	77	25	(1)	9	3,482
Total benefits and expenses	10,977	(126)	—	(3)	794	920	(1)	912	13,473

(1) See page 40 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items, including goodwill impairments related to Assurance IQ that resulted in charges of $903 million pre-tax and $713 million after-tax in the fourth quarter December 31, 2022. Also includes certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of the associated contingent consideration.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Twelve Months Ended December 31, 2022									Twelve Months Ended December 31, 2021
		Reconciling Items									Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	34,370	—	—	(1)	1,699	407	—	—	36,475	31,493	—	—	—	1,789	668	—	—	33,950
Policy charges and fee income	4,275	120	—	162	—	58	—	—	4,615	5,194	(9)	—	(8)	—	256	—	—	5,433
Net investment income	13,184	(23)	—	—	1,976	900	—	—	16,037	14,160	(40)	—	—	2,500	1,667	—	—	18,287
Realized investment gains (losses), net	847	(4,706)	—	—	(270)	(378)	—	—	(4,507)	652	516	—	—	807	140	—	—	2,115
Asset management fees, commissions and other income	6,869	(1,475)	—	—	(447)	(279)	2	—	4,670	6,733	279	—	—	851	111	(109)	—	7,865
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	(443)	—	—	34	—	—	(409)	—	—	3,562	—	—	35	—	—	3,597
Total revenues	59,545	(6,084)	(443)	161	2,958	742	2	—	56,881	58,232	746	3,562	(8)	5,947	2,877	(109)	—	71,247
Benefits and expenses:
Insurance and annuity benefits	37,637	207	—	(6)	2,543	633	—	—	41,014	34,561	56	—	(10)	5,340	918	—	—	40,865
Change in estimates of liability for future policy benefits	951	154	—	(475)	—	24	—	—	654	14	(3)	—	(18)	—	(28)	—	—	(35)
Interest credited to policyholders' account balances	2,662	(156)	—	—	121	(434)	—	—	2,193	2,646	390	—	—	125	270	—	—	3,431
Interest expense	1,589	—	—	—	9	(2)	—	—	1,596	1,474	—	—	—	—	4	—	—	1,478
Deferral of acquisition costs	(2,155)	—	—	—	—	—	—	—	(2,155)	(2,523)	—	—	—	—	(2)	—	—	(2,525)
Amortization of acquisition costs	1,381	37	—	—	14	1	—	—	1,433	1,420	42	—	—	14	6	—	—	1,482
Goodwill impairment	—	—	—	—	—	—	—	903	903	—	—	—	—	—	—	—	1,060	1,060
General and administrative expenses	12,398	—	—	—	289	374	38	36	13,135	13,408	1	—	—	310	940	(55)	52	14,656
Total benefits and expenses	54,463	242	—	(481)	2,976	596	38	939	58,773	51,000	486	—	(28)	5,789	2,108	(55)	1,112	60,412
__________
(1) See page 40 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items, including goodwill impairments related to Assurance IQ that resulted in charges of $903 million pre-tax and $713 million after-tax in the year ended December 31, 2022, and $1,060 million pre-tax and $837 million after-tax in the year ended December 31, 2021. Also includes certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of the associated contingent consideration.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended March 31, 2022									Three Months Ended June 30, 2022
		Reconciling Items									Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	7,149	—	—	—	409	131	—	—	7,689	5,995	—	—	(1)	443	40	—	—	6,477
Policy charges and fee income	1,223	(22)	—	41	—	57	—	—	1,299	869	32	—	73	—	1	—	—	975
Net investment income	3,413	(10)	—	—	554	401	—	—	4,358	3,241	(4)	—	—	520	181	—	—	3,938
Realized investment gains (losses), net	168	(1,177)	—	—	100	(135)	—	—	(1,044)	260	(1,642)	—	—	(60)	(194)	—	—	(1,636)
Asset management fees, commissions and other income	1,349	(461)	—	—	(98)	(950)	(17)	—	(177)	2,592	(647)	—	—	(374)	712	65	—	2,348
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	(304)	—	—	34	—	—	(270)	—	—	(710)	—	—	—	—	—	(710)
Total revenues	13,302	(1,670)	(304)	41	965	(462)	(17)	—	11,855	12,957	(2,261)	(710)	72	529	740	65	—	11,392
Benefits and expenses:
Insurance and annuity benefits	7,963	49	—	8	835	155	—	—	9,010	7,135	132	—	(17)	409	92	—	—	7,751
Change in estimates of liability for future policy benefits	(67)	9	—	(88)	—	1	—	—	(145)	909	132	—	(283)	—	19	—	—	777
Interest credited to policyholders' account balances	645	(21)	—	—	30	(594)	—	—	60	654	(95)	—	—	31	54	—	—	644
Interest expense	364	—	—	—	—	1	—	—	365	401	—	—	—	—	—	—	—	401
Deferral of acquisition costs	(572)	—	—	—	—	—	—	—	(572)	(513)	—	—	—	—	—	—	—	(513)
Amortization of acquisition costs	353	14	—	—	3	1	—	—	371	345	8	—	1	4	—	—	—	358
General and administrative expenses	3,080	—	—	—	70	245	12	17	3,424	2,876	—	—	—	69	76	21	—	3,042
Total benefits and expenses	11,766	51	—	(80)	938	(191)	12	17	12,513	11,807	177	—	(299)	513	241	21	—	12,460

__________
(1) See page 40 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items. Also includes certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of the associated contingent consideration, and goodwill impairments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended September 30, 2022
		Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	15,322	—	—	(1)	396	128	—	—	15,845
Policy charges and fee income	1,083	33	—	27	—	—	—	—	1,143
Net investment income	3,047	(4)	—	—	434	154	—	—	3,631
Realized investment gains (losses), net	250	(687)	—	—	29	(22)	—	—	(430)
Asset management fees, commissions and other income	1,378	(445)	—	—	(149)	(687)	(27)	—	70
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	(58)	—	—	—	—	—	(58)
Total revenues	21,080	(1,103)	(58)	26	710	(427)	(27)	—	20,201
Benefits and expenses:
Insurance and annuity benefits	15,925	154	—	(2)	621	(456)	—	—	16,242
Change in estimates of liability for future policy benefits	59	—	—	(97)	—	3	—	—	(35)
Interest credited to policyholders' account balances	628	(20)	—	—	30	53	—	—	691
Interest expense	407	—	—	—	4	(1)	—	—	410
Deferral of acquisition costs	(531)	—	—	—	—	—	—	—	(531)
Amortization of acquisition costs	355	6	—	—	3	(1)	—	—	363
General and administrative expenses	3,070	—	—	—	73	28	6	10	3,187
Total benefits and expenses	19,913	140	—	(99)	731	(374)	6	10	20,327
__________
(1) See page 40 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items. Also includes certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of the associated contingent consideration, and goodwill impairments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:
Adjusted operating income is a non-GAAP measure used by the Company to evaluate segment performance and to allocate resources. Adjusted operating income excludes “Realized investment gains (losses), net,” as adjusted, and related charges and adjustments. A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses. Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as our tax and capital profile.

Realized investment gains (losses) within certain businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income generally excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of an asset-liability management program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are designated as trading. Adjusted operating income also excludes investment gains and losses on assets supporting experience-rated contractholder liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values are expected to ultimately accrue to contractholders. Additionally, adjusted operating income excludes the changes in fair value of equity securities that are recorded in net income.

Adjusted operating income excludes “Change in value of market risk benefits, net of related hedging gains (losses)”, which reflects the impact from changes in current market conditions, and market experience updates, reflecting the immediate impacts in current period results from changes in current market conditions on estimates of profitability, which we believe enhances the understanding of underlying performance trends. Adjusted operating income also excludes the results of Divested and Run-off Businesses, which are not relevant to our ongoing operations and discontinued operations and earnings attributable to noncontrolling interests, each of which is presented as a separate component of net income under GAAP. Additionally, adjusted operating income excludes other items, such as certain components of the consideration for acquisitions, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of contingent consideration, and goodwill impairments. Earnings attributable to noncontrolling interests is presented as a separate component of net income under GAAP and excluded from adjusted operating income.

Adjusted operating income does not equate to "Net income" as determined in accordance with U.S. GAAP. Adjusted operating income is not a substitute for income determined in accordance with U.S. GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability of our businesses. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of the items described above.

2. After-tax adjusted operating income:
Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes. The tax effect associated with pre-tax adjusted operating income is based on applicable IRS and foreign tax regulations inclusive of pertinent adjustments.

3. Annualized New Business Premiums:
Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers' Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Excess (unscheduled) and single premium business for the company's domestic individual life and international operations are included in annualized new business premiums based on a 10% credit. Amounts ascribed to Gibraltar Life Consultants include production by captive agents associated with the Japan operation.

4. Assets Under Administration:
Fair market value of assets in client accounts and mortgage servicing assets, which are reported on an unpaid principal balance basis, that are not included in Assets Under Management. Prudential does not receive a management fee on these assets, but may receive a fee for executing trades, custody or record keeping services, or servicing the mortgage loans. In addition, fair market value of assets for which Prudential provides non-discretionary investment advice and receives a fee.

5. Assets Under Management:
Fair market value of assets directly managed by Prudential or joint ventures of which Prudential has at least 50% ownership, and assets invested in investment options included in the Company’s products that are managed by third party sub-advised managers at the discretion of Prudential. This includes externally managed modified coinsurance for both Hartford and Allstate. It also includes the fair value of derivatives used in various portfolio management strategies related to the portfolio’s invested assets, regardless of the hedge accounting designation, but excludes direct hedges of product liabilities and expenses.

6. Book value per share of Common Stock:
Equity attributed to Prudential Financial, Inc. divided by the number of common shares outstanding at end of period, on a diluted basis. Book value per share excluding Accumulated Other Comprehensive Income (Loss) (“AOCI”) and adjusted to remove amount included for remeasurement of foreign currency exchange rate is a non-GAAP measure. This non-GAAP measure augments the understanding of our financial position by providing a measure of net worth that is primarily attributable to our business operations, separate from the portion that is affected by capital and currency market conditions including the removal of the associated accounting impacts of the remeasurement of certain insurance liabilities and investments that are marked to market through AOCI under GAAP. However, book value per share excluding AOCI and adjusted to remove the amount included for foreign currency exchange rate remeasurement is not a substitute for book value per share including AOCI determined in accordance with GAAP, and the adjustments made to derive the measure are important to an understanding of our overall financial position.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

KEY DEFINITIONS AND FORMULAS

7. Borrowings - Capital Debt:
Debt utilized to meet the capital requirements of our business.

8. Borrowings - Operating Debt:
Debt utilized for business funding to meet specific purposes, which may include activities associated with our PGIM and Assurance IQ businesses. Operating debt also consists of debt issued to finance specific portfolios of investment assets, the proceeds from which will service the debt. Specifically, this includes assets supporting reserve requirements under Regulation XXX and Guideline AXXX, as well as funding for institutional and insurance company portfolio cash flow timing differences.

9. Divested and Run-off Businesses:
Businesses that have been or will be sold or exited, including businesses that have been placed in wind down status that do not qualify for “discontinued operations” accounting treatment under U.S. GAAP.

10. Earned Premiums:
The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

11. General Account:
Includes assets of the insurance companies for which the Company bears the investment risk. These generally include assets supporting "Future Policy Benefits" and "Policyholders' Account Balances". General account assets also include assets of the parent company, Prudential Financial, Inc. and excludes assets recognized for statutory purposes that are specifically allocated to a separate account.

12. Gibraltar Life:
Includes results from the Japan operation.

13. Gibraltar Life Consultants:
Captive insurance agents for Gibraltar Life.

14. Group Insurance Benefits Ratios:
Ratio of policyholder benefits to earned premiums, policy charges and fee income.

15. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:
Ratio of administrative operating expenses (excluding commissions) to gross premiums, and net policy charges and fee income.

16. Individual Retirement Strategies Account Values in General Account and Separate Account:
Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

17. Individual Retirement Strategies - Net Amounts at Risk:
Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

18. Insurance and Annuity Benefits:
Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

19. International Life Planners:
Captive insurance Advisors in our Life Planner operations.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

KEY DEFINITIONS AND FORMULAS

20. Non-recourse and Limited-recourse Debt:
Limited and non-recourse borrowing is where the debt holder is only entitled to collect against the assets pledged to the debt as collateral or has very limited rights to collect against other assets.

21. Other Related Revenues:
Other related revenues include incentive fees, transaction fees, seed and co-investment results, and commercial mortgage revenues.

22. PGIM Asset Under Management Classifications:
Public Equity - Represents stock ownership interest in a corporation or partnership (excluding hedge funds) or real estate investment trust.

Public Fixed Income - Represents debt instruments that pay fixed interest and usually have a maturity (excluding mortgages).

Real Estate - Includes direct real estate equity and real estate mortgages.

Private Credit and Other Alternatives - Includes private credit, private equity, hedge funds and other alternative strategies.

Multi-Asset - Includes funds or products that invest in more than one asset class, balancing equity and fixed income funds and target date funds.

23. Policy Persistency - Group Insurance:
Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers' Group Life Insurance and Prudential Employee Benefit Plan).

24. Policy Persistency - International Businesses:
13 month persistency represents the average percentage of face amount of policies that are still in force at their 13th policy month. 25 month persistency represents the average percentage of face amount of policies that are still in force at their 25th policy month.

25. Prudential Advisors:
Captive financial professionals in our insurance operations in the United States.

26. Prudential Advisor Productivity:
Commissions on new sales of all products by Prudential Advisors financial professionals under contract for the entire period, divided by the number of those financial professionals. Excludes commissions on new sales by financial professionals hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

27. Prudential Financial, Inc. Equity:
Amount of capital assigned to each of the Company's segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment's risks. Represents all of Prudential Financial, Inc. equity that is not attributable to noncontrolling interests.

28. Separate Accounts:
Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

29. Wrap-Fee Products:
Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS
as of April 13, 2023
		Standard &		Fitch
	A.M. Best*	Poor's	Moody's*	Ratings*
The Prudential Insurance Company of America	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR	AA-
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	A+	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	A+	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	A+	NR	NR
CREDIT RATINGS:
as of April 13, 2023

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F1
Long-Term Senior Debt	a-	A	A3	A-
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa1	BBB

The Prudential Insurance Company of America:
Capital and surplus notes	a	A	A2	A

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1+
Long-Term Senior Debt	a+	AA-	A1	A+

PRICOA Global Funding I:
Long-Term Senior Debt	aa-	AA-	Aa3	AA-

* NR indicates not rated.

INVESTOR INFORMATION:

Corporate Office:
Prudential Financial, Inc.
751 Broad Street
Newark, New Jersey 07102

Common Stock:
Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.

For more information, please visit our website at investor.prudential.com.